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                                                                  EXHIBIT 10.D.1


                             AMENDMENT NO. 3 TO THE
                        1995 INCENTIVE COMPENSATION PLAN

         Pursuant to Sections 3.2 and 9.12 of the El Paso Natural Gas Company 1995 Incentive Compensation Plan, Effective as of January 13, 1995 (the "Plan"), the Plan is hereby amended as follows, effective April 1, 1998:

         Section 3.1 is amended to read as follows:

         "3.1  MAXIMUM NUMBER OF SHARES

                  Subject to Section 3.2, the maximum number of shares of common stock of the Company, $3 par value per share, (the "Common Stock") which may at any time be awarded under the Plan is two million five hundred thousand (2,500,000) shares of Common Stock, from shares held in the Company's treasury or out of authorized but unissued shares of the Company, or partly out of each, as shall be determined by the Management Committee, subject to, and reduced by (on a post-split basis), the number of shares of Common Stock awarded prior to the occurrence of a two-for-one stock split effected by the Company in the form of a 100% stock dividend on April 1, 1998. "Restricted Stock" is any share of Common Stock which is subject to the requirements of
         Section 8 and such other restrictions as the Plan Administrator may deem appropriate. Any shares of Restricted Stock outstanding under the Plan on April 1, 1998, shall be adjusted on a two-for-one basis to reflect the stock dividend."

         IN WITNESS WHEREOF, the Company has caused this amendment to be duly executed on this 1st day of April, 1998.


                                      EL PASO NATURAL GAS COMPANY


                                      By:  /s/ JOEL RICHARDS III
                                           -------------------------------------
                                           Joel Richards III
                                           Executive Vice President
                                           Member of the Management
                                                Committee
Attest:

/s/ David L. Siddall
----------------------------
    David L. Siddall
    Corporate Secretary